EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-79391).

Hopkinsville, Kentucky                 /s/York, Neel & Co. -Hopkinsville, LLP
Date:  April 14, 2000